SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2000

                              99 CENTS ONLY STORES
               (Exact Name of Registrant as Specified in Charter)

         California                 1-11735                95-2411605
(State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)          File Number)          Identification No.)

                         4000 East Union Pacific Avenue
                           City of Commerce, CA 90023
                    (Address of Principal Executive Offices)

                                 (323) 980-8145
                         (Registrant's Telephone Number)


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Item 5.        OTHER EVENTS.

     Reference is made to the press release issued on November 2, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.



Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial Statements.  None.

        (b)    Pro Forma Financial Information.  None.

        (c)    Exhibits.

                      Exhibit 99.1 Press Release dated November 2, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2000                            99 CENTS ONLY STORES

                                            By:   /S/ ANDY FARINA
                                               --------------------------
                                               Andy Farina
                                               Chief Financial Officer

                                     Page 3
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                                  EXHIBIT INDEX

     EXHIBIT

     99.1 Press release announcing the Company's Stock Repurchase Program dated November 2, 2000.